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                                                                   Exhibit 10.11

                                  ASSIGNMENT

     This Assignment is made this ____ day of ____________, 2000, between APPLIED POWER INC., a Wisconsin corporation with its principal place of business at 6101 N. Baker Road, Milwaukee, WI 53209 USA ("Assignor") and WRIGHT LINE INC., a Massachusetts corporation with its principal place of business at 160 Gold Star Boulevard, Worcester, MA 01606 USA ("Assignee").

     WHEREAS, Assignor is the record title holder of the Patents and Patent Applications listed on Exhibit A hereto (hereafter "the Patents and Patent Applications");

     WHEREAS, Assignor and Assignee have entered into various agreements in order to effect a spin off including a Contribution Agreement, Plan and Agreement of Reorganization and Distribution (the "Plan"); and

     WHEREAS, Assignee is desirous of acquiring record title of the Patents and Patent Applications under the Plan.

     NOW, THEREFORE, in consideration of good and valuable consideration, receipt whereof by Assignor is hereby acknowledged, Assignor hereby sells, assigns and transfers unto Assignee, its successors and assigns, its entire right, title and interest in and to the Patents and Patent Applications including all continuations, divisions, reissues and reexaminations thereof, the inventions described therein, all patents which issue from any of the aforesaid Patent Applications, and all patents and patent applications which claim priority of any of the Patents and Patent Applications; together with all rights to profits, royalties and damages for past and future infringement of any of the Patents and Patent Applications by any party and all rights to sue for and collect such profits, royalties and damages.

     IN WITNESS WHEREOF, APPLIED POWER INC. and WRIGHT LINE INC. have caused this Assignment to be executed by their duly authorized officer this ______ day of ______________, 2000.

                         APPLIED POWER INC.  (Assignor)


                         By  ____________________________________



                         WRIGHT LINE INC. (Assignee)


                         By  ___________________


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STATE OF WISCONSIN  )
                    ) SS
COUNTY OF MILWAUKEE)


     Before me on this _____ day of ____________, 2000, came
_________________________, to me known to be the person named in the foregoing assignment and that the execution thereof is acknowledged to be his\her free act and deed.

(SEAL)                        _________________________________
                              Notary Public,
                              State of Wisconsin
                              My Commission Expires____________

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